                                                                                                                                       102 Duffy Avenue, Hicksville, NY 11801 ● Phone: (516) 683‐4420 ● flagstar.com  NEWS RELEASE                                        Investor Contact:   FOR IMMEDIATE RELEASE               Salvatore J. DiMartino                      (516) 683‐4286                                        Media Contact:       Steven Bodakowski  (248) 312‐5872        NEW YORK COMMUNITY BANCORP, INC. APPOINTS PRESIDENT AND CHIEF EXECUTIVE OFFICER  JOSEPH M. OTTING TO ADDITIONAL ROLE OF EXECUTIVE CHAIRMAN EFFECTIVE CLOSE OF BUSINESS  JUNE 5, 2024  HICKSVILLE, N.Y.,  June  4,  2024  – New  York  Community  Bancorp,  Inc.  (NYSE: NYCB)  (the  “Company”),  the  parent company of Flagstar Bank, N.A.  (the “Bank”) announced that on June 3, 2024, the Board of Directors  appointed  President  and  Chief  Executive  Officer,  Joseph  M.  Otting,  to  the  additional  role  of  Executive  Chairman of  the Board of both  the Company and  the Bank, effective as of  the close of business on  June 5,  2024. Mr. Otting’s appointment will better facilitate his ability, alongside the new senior executive leadership  team, to continue to improve all aspects of the Company’s operations and execute on its strategic initiatives.  In  conjunction with Mr. Otting’s  appointment, Alessandro  P. DiNello will  step  down  from  his  role  as Non‐ Executive Chairman of the Company and the Bank as of the close of business on June 5, 2024. He will continue  to serve as a Board director and a senior advisor to the CEO, where his strong banking knowledge will support  Mr. Otting, and  the  rest of  the  senior executive  leadership  team as  they continue  to  turn  the Bank around  following the March 2024 capital raise.   Mr. Otting has had a  long, distinguished career  in banking  including having served as CEO of OneWest Bank  from 2010 to 2015, as the 31st Comptroller of the Currency from 2017 to 2020, and as Acting Director of the  Federal Housing Finance Agency in 2018. He was named President and CEO of the Company on April 1, 2024.  About New York Community Bancorp, Inc.  New York Community Bancorp, Inc. is the parent company of Flagstar Bank, N.A., one of the largest regional  banks in the country. The Company is headquartered in Hicksville, New York. At March 31, 2024, the Company  had $112.9 billion of assets, $83.3 billion of loans, deposits of $74.9 billion, and total stockholders' equity of  $8.4 billion.  Flagstar Bank, N.A. operates 419 branches, including strong footholds in the Northeast and Midwest and  exposure to high‐growth markets in the Southeast and West Coast. Flagstar Mortgage operates nationally  through a wholesale network of approximately 3,000 third‐party mortgage originators. In addition, the Bank  has approximately 100 private banking teams located in over ten cities in the metropolitan New York City  region and on the West Coast, which serve the needs of high‐net worth individuals and their businesses.  New York Community Bancorp, Inc. has market‐leading positions in several national businesses, including  multi‐family lending, mortgage origination and servicing, and warehouse lending.  Flagstar Mortgage is the  seventh largest bank originator of residential mortgages for the 12‐months ending March 31, 2024, and the industry's fifth largest sub‐servicer of residential mortgage loans nationwide, servicing 1.4 million accounts  with $367 billion in unpaid principal balances.   Cautionary Note Regarding Forward‐Looking Statements  The foregoing disclosures may include forward-looking statements within the meaning of the federal securities  laws by the Company pertaining to such matters as our goals, intentions, and expectations regarding (a)  revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures,  acquisitions, and other material transactions, among other matters; (b) the ability of the Bank to complete the  proposed transaction in a timely manner, or at all; (c) the future costs and benefits of the actions we may take;  (d) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (e) our  assessments of interest rate and other market risks; (f) our ability to execute on our strategic plan, including  the sufficiency of our internal resources, procedures and systems; (g) our ability to attract and retain key  personnel; (h) our ability to achieve our financial and other strategic goals, including those related to our  merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial  portions of the former Signature Bank through an FDIC‐assisted transaction, and our ability to fully and timely  implement the risk management programs institutions greater than $100 billion is assets must maintain; (i)  matters to be presented to, voted on and approved by the Company’s stockholders; (j) the conversion or  exchange of shares of the Company’s preferred stock; and (k) the payment of dividends on shares of the  Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s  Series B preferred stock.  Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,”  “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject  to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking  statements speak only as of the date they are made; the Company does not assume any duty, and does not  undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are  subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from  those anticipated in our statements, and our future performance could differ materially from our historical  results.  Our forward-looking statements are subject to, among others, the following principal risks and uncertainties:  general economic conditions and trends, either nationally or locally; conditions in the securities, credit and  financial markets; changes in interest rates; the inability of the Bank and JPMC to execute the definitive  documentation contemplated by the commitment letter or satisfy customary closing conditions; changes in  deposit flows, and in the demand for deposit, loan, and investment products and other financial services;  changes in real estate values; changes in the quality or composition of our loan or investment portfolios,  including associated allowances and reserves; changes in future allowance for credit losses requirements under  relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital  management and balance sheet strategies and our ability to successfully implement such strategies; changes in  our strategic plan, including changes in our internal resources, procedures and systems, and our ability to  successfully implement such plan; changes in competitive pressures among financial institutions or from  non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and  fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the  impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or  infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict  in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical  consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature,  are subject to significant uncertainties and/or are beyond our control. Our forward‐looking statements are also  subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp,  which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature  Bank through an FDIC‐assisted transaction: the possibility that the anticipated benefits of the transactions will  not be realized when expected or at all; the possibility of increased legal and compliance costs, including with  respect to any litigation or regulatory actions related to the business practices of acquired companies or the  combined business; diversion of management’s attention from ongoing business operations and opportunities;  the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or  as a result of the transactions within the expected timeframes or at all; and revenues following the transactions  may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement  entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar  Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes  to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us,  our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and  regulations).   More information regarding some of these factors is provided in the Risk Factors section of our Annual Report  on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Form 10‐Q for the quarter ended  March 31, 2024, and in other SEC reports we file. Our forward-looking statements may also be subject to other  risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in  our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.